                 SEMI-ANNUAL REPORT APRIL 30, 2001 (UNAUDITED)






           JPMorgan EQUITY FUNDS




           TAX AWARE U.S. EQUITY FUND

           INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

           TAX AWARE SMALL COMPANY OPPORTUNITIES FUND







                                                       [LOGO]JPMorgan FLEMING
                                                             Asset Management

CONTENTS

Letter to the Shareholders .................................... 1

J.P. Morgan Tax Aware U.S. Equity Fund
Fund Commentary ............................................... 3

J.P. Morgan Institutional Tax Aware Disciplined
Equity Fund
Fund Commentary ............................................... 6

J.P. Morgan Tax Aware Small Company
Opportunities Fund
Fund Commentary ............................................... 9

Portfolio of Investments ..................................... 12

Financial Statements ......................................... 28

Notes to Financial Statements ................................ 31

HIGHLIGHTS

- As the reporting period began in November, the U.S. economy was noticeably weaker.

- Faced by multiple recession risks and the threat of inflation, the Federal Reserve Board eased its monetary policy during the reporting period.

- As a result of their concerns about the economy, investors avoided lower quality corporate issues in favor of high-quality corporate and government bonds.




             -------------------------------------------------------
              NOT FDIC INSURED May lose value / No bank guarantee
             -------------------------------------------------------
      JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

         JPMorgan EQUITY FUNDS


LETTER TO THE SHAREHOLDERS

                                                                    June 4, 2001

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Equity Funds for the six months ended April 30, 2001. Inside, you'll find information on the performance of each Fund along with a report from the portfolio management team.

A TIME OF CHANGE, REVERSAL AND...

The six months covered by this reporting period were witness to several significant events and developments, the magnitude of which we have not seen in quite some time.

On the political stage, the period began with an unprecedented battle for the U.S. presidency, one that left the leadership of the world's dominant economy undecided two months after Election Day. At the end of what became a closely contested and revealing election process, the first Republican president in eight years was sworn into office.

It was also a period in which the tech-dominated Nasdaq continued its fall from grace, declining some 33% during the year 2000, and 37% in this year's first quarter, the victim of general investor aversion to the TMT (technology, media and telecommunications) sectors that had powered it to an all time high in March 2000.

During this period, as well, the U.S. economy continued to slow and corporations large and small felt the impact of it. This was reflected in a virtual flood of earnings warnings and revisions, spanning almost every business sector, that came to light over this reporting period.

MOVING FORWARD.

The fragile U.S. economy received a major and much needed boost on Jan. 3, as the Federal Reserve Board cut interest rates by 50 basis points. Thus began a series of four consecutive 50 basis point cuts over the period, with the last being April 18th. This stunning policy reversal marked a full retreat from the Fed's previous program of raising interest rates, by 175 basis points over the June 1999 - May 2000 period, in an effort to slow what it then believed to be an overheated domestic economy.

Investors cheered these moves, particularly the last, as it was accompanied by quarterly reports from some bellwether U.S. corporations that suggested that they were beginning to turn themselves around and meet lowered earnings expectations. As a consequence of these developments and others, investors staged an impressive rally in U.S. equities that would send the Nasdaq climbing 15% during April. Other major equity indices also benefited during the month, with the Dow Jones Industrial Average rising 8.7% and the Standard & Poor's 500 appreciating by 7.8%.

         JPMorgan EQUITY FUNDS


All in all, the investment environment over the past six months proved to be as memorable and as challenging as any on record. How our investment managers operated within it and what they see ahead is explored in the managers' reports for each Fund that follows. As always, we thank you for entrusting us with the management of your assets. We look forward to serving your interests and achieving your financial goals in the months and years ahead.

Sincerely,


/s/ George Gatch


George Gatch
Managing Director

--------------------------------------------------------------------------------
         J.P. Morgan  TAX AWARE U.S. EQUITY FUND
                      AS OF APRIL 30, 2001 (UNAUDITED)


HOW THE FUND PERFORMED
J.P. Morgan Tax Aware U.S. Equity Fund, which seeks to provide total return through tax-efficient investment strategies in U.S. equities, returned -13.00% (Select Shares) for the six month period ended April 30, 2001. This compares with a return of -12.06% for the Standard & Poor's 500 Index.

HOW THE FUND WAS MANAGED
U.S. equity markets were highly volatile over the past six months, led by the broad technology sector, which underperformed substantially. The technology-dominated Nasdaq, for example, was down approximately 33% for all of 2000 and declined by another 37% during the first quarter of 2001. Only a 15% rally in April allowed this index to achieve a cumulative return of -37% over this reporting period.

The Network Technology sub-sector, which fell by some 61.56% during this period, was the worst performing tech sector in the S&P 500. It was followed by systems hardware (-39.92%), semiconductors (-28.76%) and software & services (-22.67%). The best performing sector was basic materials (chemicals, paper, etc.), which appreciated by 17.99%.

As might be expected, investments in the tech sector detracted most from performance. Former outperformers in the Fund, such as Sun Microsystems (-69.12% over this period), EMC (-54.49%) and Cisco (-68.48%), fell victim to a general aversion to equities, especially those of most companies in the previously high flying TMT (technology-media-telecommunications) sectors.

Conversely, our decision to underweight Oracle relative to the benchmark contributed most to performance, as this company's stock price declined 51% during this time.

Within this volatile market environment, we elected to allocate most new capital to companies that were outside the tech sector. Among these, we added a credit card issuer with a highly refined marketing concept, two discount retailers, a fertilizer company in the midst of a favorable business cycle and a publisher of popular consumer and electronics-oriented media. We also elected to broaden our exposure to computer storage technology beyond the Fund's holdings in EMC.

LOOKING AHEAD
We are cautiously optimistic about U.S. equities over the near term, for a few reasons. Foremost among these is the Federal Reserve Board's aggressive action to cut interest rates, by 200 basis points, over the Jan.-April 2001 time frame. Generally, such moves have been positive for equities, which tend to outperform early in an economic recovery cycle.

Also, in response to many earnings revisions that have been issued in recent months by companies large and small, investors overall are coming to expect less than they had in recent years. This may and hopefully will translate into a reduction in the pronounced stock price volatility that has gripped the equity markets over the last several quarters.

         J.P. Morgan TAX AWARE U.S. EQUITY FUND
         AS OF APRIL 30, 2001 (UNAUDITED)


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Basic Materials                     3.7%
Capital Markets                     1.7%
Computer Hardware                   5.0%
Consumer Cyclical                   1.1%
Consumer Services                   6.1%
Consumer Staple                     6.5%
Energy                              7.7%
Finance                            16.3%
Industrial Cyclical                 7.3%
Insurance                           4.0%
Pharmaceuticals                    12.6%
Retail                              5.6%
Semiconductors                      3.3%
Software & Services                 7.7%
Telecommunications                  5.4%
Utilities                           3.5%
Cash & Cash Equivalents             2.5%


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. EXXON MOBIL CORP. (4.8%) Provides petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. It also manufactures and markets fuels, lubricants and chemicals.

2. GENERAL ELECTRIC CO. (4.6%) The company develops, manufactures and markets products for the generation, distribution and utilization of electricity. It offers financial services including mutual fund management, financing, asset management, and insurance. It also owns the National Broadcasting Company.

3. TYCO INTERNATIONAL LTD. (3.7%) A diversified manufacturing and service company with operations around the world, the company produces, services and installs electrical and electronic components, undersea telecommunications systems, and fire protection and security systems.

4. MICROSOFT CORP. (3.4%) The company develops, manufactures, licenses, sells and supports software products. It offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software.

5. WAL-MART STORES, INC. (2.4%) Operating discount stores and Supercenters, as well as Sam's Clubs, the company offers merchandise such as apparel, housewares, small appliances, electronics and hardware.

6. PHILIP MORRIS COMPANIES, INC. (2.3%) Through its subsidiaries, the company manufactures and sells a variety of consumer products such as tobacco products, and packaged foods such as cheese, processed meat products, coffee, and grocery products, which are sold worldwide.

7. CITIGROUP INC. (2.2%) A diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. Services include investment banking, retail brokerage, corporate banking and cash management products and services.

8. PHARMACIA CORP. (2.2%) The company researches, manufactures and sells pharmaceuticals worldwide. Its pharmaceutical segment includes prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. Its agricultural products segment is comprised of chemicals, seeds and genomics, as well as animal productivity and nutrition research.

9. INTEL CORP. (1.9%) Designing, manufacturing and selling computer components and related products, the company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, systems management software and digital imaging products.

10. VERIZON COMMUNICATIONS (1.9%) The company provides wireline voice and data services, wireless services, Internet services, and published directory information. It also provides network services for the federal government including business phone lines, data services, telecom equipment, and payphones.




The 10 equity holdings comprised 29.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

                               J.P. Morgan TAX AWARE U.S. EQUITY FUND
                                     AS OF APRIL 30, 2001 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS

                                                                        SINCE
                                                                     INCEPTION
                                              1 YEAR      3 YEARS    (12/18/96)
-------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                          -11.87%      5.85%       14.43%
-------------------------------------------------------------------------------------
SELECT SHARES                                 -11.53%      5.99%       14.53%
-------------------------------------------------------------------------------------
CLASS A SHARES
  WITHOUT SALES CHARGE                        -11.53%      5.99%       14.53%
  WITH SALES CHARGE*                          -16.61%      3.91%       12.97%
-------------------------------------------------------------------------------------
CLASS B SHARES
  WITHOUT CDSC                                -11.53%      5.99%       14.53%
  WITH CDSC**                                 -15.93%      5.09%       14.24%
-------------------------------------------------------------------------------------
CLASS C SHARES
  WITHOUT CDSC                                -11.53%      5.99%       14.53%
  WITH CDSC***                                -12.41%      5.99%       14.53%
-------------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE*

[CHART]

                      J.P. Morgan Tax Aware                           Lipper
                        U.S. Equity Fund -       S&P 500         Large-Cap Core Funds
                          Select Shares           Index               Average
    11/30/1996                                   $10,000
    12/31/1996                $10,000             $9,802              $10,000
     1/31/1997                $10,703            $10,414              $10,511
     2/28/1997                $10,733            $10,496              $10,508
     3/31/1997                $10,307            $10,066              $10,080
     4/30/1997                $10,782            $10,665              $10,578
     5/31/1997                $11,446            $11,317              $11,234
     6/30/1997                $11,891            $11,821              $11,683
     7/31/1997                $13,069            $12,761              $12,598
     8/31/1997                $12,436            $12,046              $12,044
     9/30/1997                $12,970            $12,705              $12,653
    10/31/1997                $12,446            $12,281              $12,214
    11/30/1997                $12,901            $12,849              $12,607
    12/31/1997                $13,032            $13,070              $12,813
     1/31/1998                $13,241            $13,214              $12,912
     2/28/1998                $14,116            $14,167              $13,853
     3/31/1998                $14,793            $14,892              $14,467
     4/30/1998                $15,111            $15,044              $14,617
     5/31/1998                $14,892            $14,785              $14,301
     6/30/1998                $15,420            $15,385              $14,785
     7/31/1998                $15,280            $15,222              $14,541
     8/31/1998                $13,127            $13,023              $12,349
     9/30/1998                $14,054            $13,857              $13,061
    10/31/1998                $15,160            $14,983              $14,072
    11/30/1998                $16,238            $15,891              $14,896
    12/31/1998                $17,095            $16,806              $15,841
     1/31/1999                $17,645            $17,508              $16,384
     2/28/1999                $17,025            $16,964              $15,847
     3/31/1999                $17,825            $17,642              $16,465
     4/30/1999                $18,695            $18,325              $17,041
     5/31/1999                $18,225            $17,893              $16,664
     6/30/1999                $19,286            $18,882              $17,578
     7/31/1999                $18,645            $18,295              $17,078
     8/31/1999                $18,384            $18,203              $16,880
     9/30/1999                $17,823            $17,705              $16,446
    10/31/1999                $18,806            $18,825              $17,430
    11/30/1999                $19,318            $19,207              $17,829
    12/31/1999                $20,225            $20,337              $18,929
     1/31/2000                $19,863            $19,316              $18,085
     2/29/2000                $19,763            $18,951              $18,011
     3/31/2000                $21,573            $20,804              $19,585
     4/30/2000                $20,336            $20,178              $18,989
     5/31/2000                $19,712            $19,764              $18,536
     6/30/2000                $20,236            $20,251              $19,058
     7/31/2000                $20,336            $19,935              $18,772
     8/31/2000                $21,514            $21,173              $20,010
     9/30/2000                $20,648            $20,055              $18,993
    10/31/2000                $20,679            $19,971              $18,828
    11/30/2000                $19,147            $18,397              $17,322
    12/31/2000                $19,183            $18,487              $17,536
     1/31/2001                $19,840            $19,143              $17,933
     2/28/2001                $17,941            $17,399              $16,351
     3/31/2001                $16,688            $16,298              $15,269
     4/30/2001                $17,991            $17,563              $16,432

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

*  Sales Charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and period since inception.

***Assumes 1% CDSC for the one year period and period since inception.

J.P. Morgan Tax Aware U.S. Equity Fund-Institutional Shares, Select Shares, and Shares A, B, and C commenced operations on 9/15/00,12/18/96 and 4/16/01, respectively. Performance prior to introduction is based upon historical expenses of the predecessor Select Shares, which are lower than the actual expenses of the Institutional, A, B, and C Shares.

The mountain chart illustrates comparative performance for $10,000 invested in the J.P Morgan Tax Aware U.S. Equity Fund, S&P 500 Index and the Lipper Large-Cap Core Funds Average from December 31, 1996 to April 30, 2001. The performance of the Funds assumes the reinvestment of all dividends and includes sales charges. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500 Index is an unmanaged index that measures U.S. stock market performance using the average performance of 500 widely held stocks.

         J.P. Morgan  INSTITUTIONAL TAX AWARE
                      DISCIPLINED EQUITY FUND
                      AS OF APRIL 30, 2001 (UNAUDITED)


HOW THE FUND PERFORMED
J.P. Morgan Institutional Tax Aware Disciplined Equity Fund, which seeks total return through tax-efficient investment strategies, returned -10.61% for the six month period ended April 30, 2001. This compares with a return of -12.06% for the Standard & Poor's 500 Index, the Fund's benchmark.

HOW THE FUND WAS MANAGED
U.S. equities were impacted by a number of developments, both positive and negative, over the six months covered by this reporting period.

On the positive side of the ledger, the most significant development was the Federal Reserve Board's decision to bolster a flagging U.S. economy by cutting interest rates. This it did in four consecutive 50 basis point cuts, which began on Jan. 3 and ended April 18.

Although equity investors cheered these moves, they were disheartened by a string of earnings warnings and revisions by both high and low profile corporations. Their ire was felt most keenly by companies in the TMT (technology-media-telecommunications) sectors, as was reflected in the significant underperformance of the tech-dominated Nasdaq, which fell 37% over this period.

We also saw the market begin to focus on real earnings, with investors rewarding companies that had good current earnings and more predictable, longer term earnings potential. Within this market environment, the best performing sectors in the S&P 500 were utilities, finance, retail and basic materials (paper, chemicals, etc).

The best performers in the Fund over the six months ended April 30 included Philip Morris, which benefited from favorable legal decisions and what was perceived to be a more tobacco-friendly political environment. Other significant outperformers included CIT Group, which received a takeover bid from Tyco International, and Tenet Healthcare, which proved to many its ability to profitably manage its network of healthcare facilities.

Notable underperformers included Best Buy, the victim of a slowing economy and increased competition, and Level Three Communications, a fiber optics network provider that suffered from overcapacity and a weakened balance sheet. Also, outperformance by benchmark component J.P. Morgan Chase over this period detracted from the Fund's relative performance, as the Fund is restricted from owning this stock.

LOOKING AHEAD
We believe equity markets likely will remain volatile until there is clear evidence that the U.S. economy is on the mend and that corporate profits and earnings are set to follow suit.

Going forward, we will maintain our sector neutral strategy of investing in the best companies in each sector, those with both consistent past performance and above average future earnings potential. This is especially true of those in the TMT and related sector, where we strongly favor companies with solid franchises and proven leadership positions in their respective industries.

          J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
                                     AS OF APRIL 30, 2001 (UNAUDITED)


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Basic Materials                        2.8%
Capital Markets                        1.4%
Computer Hardware                      4.3%
Consumer Cyclical                      3.8%
Consumer Services                      4.5%
Consumer Staple                        5.8%
Energy                                 7.8%
Finance                               18.0%
Health Services & Systems              1.9%
Industrial Cyclical                    6.2%
Insurance                              3.9%
Pharmaceuticals                       10.9%
Retail                                 6.3%
Semiconductors                         4.3%
Software & Services                    8.7%
Telecommunications                     5.9%
Utilities                              3.2%
Cash & Cash Equivalents                0.3%


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. GENERAL ELECTRIC CO. (4.8%) The company develops, manufactures and markets products for the generation, distribution and utilization of electricity. It offers financial services including mutual fund management, financing, asset management, and insurance. It also owns the National Broadcasting Company.

2. EXXON MOBIL CORP. (3.3%) Provides petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. It also manufactures and markets fuels, lubricants and chemicals.

3. MICROSOFT CORP. (3.2%) The company develops, manufactures, licenses, sells and supports software products. It offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software.

4. CITIGROUP INC. (3.0%) A diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. Services include investment banking, retail brokerage, corporate banking and cash management products and services.

5. PFIZER, INC. (2.6%) A research-based global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

6. AOL TIME WARNER INC. (2.2%) This global company delivers entertainment, news, and Internet brands across converging media platforms. It conducts operations in cable systems, interactive services, publishing, music, cable networks, and filmed entertainment.

7. INTERNATIONAL BUSINESS MACHINES CORP. (2.0%) The company uses information technology to provide customer solutions such as technologies, systems, products, services, software, and financing. IBM offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

8. PHILIP MORRIS COMPANIES INC. (2.0%) Through its subsidiaries, the company manufactures and sells a variety of consumer products such as tobacco products, and packaged foods such as cheese, processed meat products, coffee, and grocery products, which are sold worldwide.

9. WAL-MART STORES, INC. (1.9%) Operating discount stores and Supercenters, as well as Sam's Clubs, the company offers merchandise such as apparel, housewares, small appliances, electronics and hardware.

10. INTEL CORP. (1.8%) Designs, manufactures and sells computer components and related products. The company's major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, systems management software and digital imaging products.




The 10 equity holdings comprised 26.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

         J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND AS OF APRIL 30, 2001 (UNAUDITED)


TOTAL RETURNS FOR J.P. MORGAN INSTITUTIONAL TAX AWARE
DISCIPLINED U.S. EQUITY FUND

[CHART]

                                                                   SINCE
                                                                INCEPTION
                                        1 YEAR      3 YEARS     (01/30/97)
-------------------------------------------------------------------------------
 J.P. MORGAN INSTITUTIONAL
   TAX AWARE DISCIPLINED EQUITY FUND    -13.19%      4.53%        13.79%
-------------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

J.P. Morgan Institutional Tax Aware Disciplined Equity Fund commenced operations 1/30/97.

The mountain chart illustrates comparative performance for $10,000 invested in the J.P. Morgan Institutional Tax Aware Disciplined Equity Fund, S&P 500 Index and the Lipper Large-Cap Core Funds Average from January 30, 1997 to April 30, 2001. The performance of the Funds assumes the reinvestment of all dividends and includes sales charges. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500 Index is an unmanaged index that measures U.S. stock market performance using the average performance of 500 widely held stocks.

         J.P. Morgan  TAX AWARE SMALL COMPANY
                      OPPORTUNITIES FUND
                      AS OF APRIL 30, 2001 (UNAUDITED)


HOW THE FUND PERFORMED
J.P. Morgan Tax Aware Small Company Opportunities Fund, which seeks total return through tax-efficient investment strategies in small company stocks, returned -18.58% (Select Shares) since its inception on December 20, 2000 through April 30, 2001. This compares with a return of -17.34% for the Fund's benchmark, the Russell 2000 Growth Index.

HOW THE FUND WAS MANAGED
The market for small capitalization growth stocks was negatively impacted over this reporting period by a number of developments that occurred both before and after the Fund's inception. Among the more prominent were a major shift from growth to value investing, a slowdown in the U.S. economy and, more recently, by indiscriminate selling of high quality, small cap growth names.

Specifically, investors feared the impact that a slowdown in information technology spending might have on companies in the TMT (technology, media and telecommunications) sectors, those that had driven the market to record heights in late-1999 and early-2000. Such fears led to a massive sell-off in these and related sectors, resulting in a 33% decline in the growth and tech-dominated Nasdaq during 2000 and a further decline of 37% in this year's first quarter. Small company growth stocks with less visible earnings, suffered regardless of quality, as investors favored companies with tangible near term earnings above all else.

The decline during this year's first quarter was exacerbated by the absence of investor discrimination between high- and lesser-quality small cap growth opportunities. Investors were willing to dispose of most companies in a sector, if they thought the sector might underperform.

Such was the case in the small cap software sector, where a number of the Fund's high quality holdings sold off substantially in the late-January through March 2001 period. The same held true for holdings in the small company pharmaceuticals sector. Our firm belief in the future prospects of these and other holdings led us to maintain positions in them over this period, which detracted from the Fund's overall performance.

In April, investors re-evaluated the underlying strengths of several of the Fund's holdings. The Fund performed strongly during this month, up some 20%. The Fund also benefited from an overweight in the energy sector, which substantially outperformed over this reporting period, and from a March shift from an underweight to a neutral position in the semiconductor sector, which did very well in April.

LOOKING AHEAD
We strongly believe that the performance disparity between growth and value names will diminish, as the economy improves and investors focus more on fundamentals and less on short-term earnings. In such an environment, good companies with good growth opportunities should do well across most sectors.

For our part, we continue to focus on identifying and investing in fundamentally sound small cap companies, with substantial growth prospects, regardless of industry sector. Over time, investors have proven willing to pay premiums for such companies, and this likely will remain the case going forward.

         J.P. Morgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
         AS OF APRIL 30, 2001 (UNAUDITED)


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Basic Materials                        4.2%
Capital Markets                        1.5%
Computer Hardware                      1.4%
Consumer Cyclical                      5.7%
Consumer Services                      2.1%
Consumer Staple                        1.0%
Energy                                 4.1%
Health Services & Systems              7.1%
Industrial Cyclical                   14.7%
Insurance                              1.3%
Pharmaceuticals                       13.8%
Retail                                 4.9%
Semiconductors                         5.0%
Software & Services                   23.7%
Telecommunications                     1.1%
Cash & Cash Equivalents                8.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. CORE LABORATORIES N.V. (2.2%) The company analyzes petroleum reservoir rock and fluids, allowing oil companies to determine how much gas or oil is present in their reservoir and how quickly it can be produced.

2. GLOBAL INDUSTRIES, LTD. (2.2%) The company provides oil-field construction services, which include pipeline construction, platform installation and removal, diving services, and construction support. Services are provided to the offshore oil and gas industry in the United States Gulf of Mexico and in select international areas.

3. ESPEED INC. (2.1%) Operates interactive electronic marketplaces that enable the trading of securities and other products in real-time. The company's marketplaces are used by financial institutions and wholesale market participants to trade in a variety of global fixed income securities, futures, options, and other financial instruments.

4. SMARTFORCE PLC ADR (2.0%) The company provides an electronic learning solution, which enables users to access and participate in integrated learning events via the Internet. Its web site features online mentors, links to relevant learning events, and access to a course catalog.

5. ACTIVE POWER INC. (2.0%) Active Power designs, manufactures and markets power quality products that ensure a constant supply of electricity to computers. The company's flywheel energy storage system provides a non-toxic replacement for lead-acid batteries used in conventional power quality installations.

6. NETEGRITY INC. (2.0%) Designs, develops, markets and supports software for controlling user access to electronic applications. The company also offers professional services to integrate, implement and support its software product offering.

7. SPINNAKER EXPLORATION CO. (1.9%) The company is involved in the exploration, development and production of natural gas and oil in the United States Gulf of Mexico.

8. INTERNET SECURITY SYSTEMS (1.9%) Providing security management solutions for the Internet, the company provides security software, remote-managed security services, and strategic consulting and education offerings. Customers include commercial banks, telecommunications companies, and government agencies located worldwide.

9. GILEAD SCIENCES, INC. (1.9%) Discovers, develops and commercializes therapeutics for viral diseases.

10. AMERITRADE HOLDING CORP. CL A (1.9%) Provides discount securities brokerage and clearing execution services to its retail customers. The company provides investment news and information as well as educational services. It also offers clearing and execution services for both its own brokerage operations as well as for unaffiliated broker-dealers.




The 10 equity holdings comprised 20.1% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

               J.P. Morgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                                     AS OF APRIL 30, 2001 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE
                                                              INCEPTION
                                                             (12/12/00)
--------------------------------------------------------------------------------
 SELECT SHARES                                                  -15.94%
--------------------------------------------------------------------------------
 CLASS A SHARES
   WITHOUT SALES CHARGE                                         -15.94%
   WITH SALES CHARGE*                                           -20.75%
--------------------------------------------------------------------------------
 CLASS B SHARES
   WITHOUT CDSC                                                 -15.94%
   WITH CDSC**                                                  -20.14%
--------------------------------------------------------------------------------
 CLASS C SHARES
   WITHOUT CDSC                                                 -15.94%
   WITH CDSC***                                                 -16.78%
--------------------------------------------------------------------------------

LIFE OF FUND PERFORMANCE*

[CHART]

                              J.P. Morgan: Tax Aware
                           Small Company Opportunities   Russell 2000     Lipper Small Cap
                               Fund (Select Shares)      Growth Index       Growth Index
     12/31/2000                      $10,000                $10,000           $10,000
      1/31/2001                      $10,325                $10,809           $10,305
      2/28/2001                       $8,287                 $9,327            $8,986
      3/31/2001                       $7,036                 $8,479            $8,113
      4/30/2001                       $8,265                 $9,517            $8,990

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

*  Sales Charge on Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.

***Assumes 1% CDSC for the period since inception.

J.P. Morgan Tax Aware Small Company Opportunities Fund- Select Shares and Shares A,B, and C commenced operations on 12/12/00 and 4/16/01, respectively. Performance prior to introduction is based upon historical expenses of the predecessor Select Shares, which are lower than the actual expenses of the A, B, and C Shares.

The mountain chart illustrates comparative performance for $10,000 invested in the J.P. Morgan Tax Aware Small Company Opportunities Fund, Lipper Small Cap Growth Index and Russell 2000 Growth Index from December 31, 2000 to April 30, 2001. The performance of the Funds assumes the reinvestment of all dividends and includes sales charges. The performance of the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

         J.P. Morgan TAX AWARE U.S. EQUITY FUND
         SCHEDULE OF INVESTMENTS (UNAUDITED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- 97.5%
------------------------------------------------------------------------------------
             Basic Materials -- 3.7%
             -----------------------
             Chemicals -- 1.6%
   10,000    Potash Corp. of Saskatchewan Inc.                      $    573,600
   99,100    Rohm and Haas Co.                                         3,406,067
                                                                    --------------
                                                                       3,979,667
             Forest Products & Paper -- 0.9%
   44,600    Temple-Inland Inc.                                        2,274,600

             Mining & Metals -- 1.2%
   70,504    Alcoa Inc.+                                               2,918,866
                                                                    --------------
                                                                       9,173,133
                                                                    --------------
             Capital Markets -- 1.7%
             -----------------------
             Securities & Asset Management -- 1.7%
   46,709    Goldman Sachs Group, Inc. (The)                           4,255,190

             Computer Hardware -- 5.0%
             -------------------------
             Computer Hardware & Business Machines -- 5.0%
  210,100    Cisco Systems Inc.+                                       3,567,498
   79,300    Compaq Computer Corp.                                     1,387,750
   99,100    EMC Corp. (Mass.)+                                        3,924,360
    2,061    McData Corp. Cl A+                                           47,053
  205,300    Sun Microsystems, Inc.+                                   3,514,736
                                                                    --------------
                                                                      12,441,397
             Consumer Cyclical -- 1.1%
             -------------------------
             Motor Vehicles & Parts -- 1.1%
   38,100    Johnson Controls, Inc.                                    2,758,440

             Consumer Services -- 6.1%
             -------------------------
             Entertainment -- 0.7%
   33,000    Viacom, Inc. Cl B+                                        1,717,980

             Media -- 5.4%
   88,750    AOL Time Warner Inc.+                                     4,481,875
  158,800    AT&T Corp.-- Liberty Media Group Cl A+                    2,540,800
   72,800    Comcast Corp. Cl A+                                       3,196,648
   87,200    News Corp. Ltd. (The) ADR(i)                              3,348,480
                                                                    --------------
                                                                      13,567,803
                                                                    --------------
                                                                      15,285,783
                                                                    --------------

             Consumer Staples -- 6.5%
             ------------------------
             Food & Beverage --- 1.5%
   37,900    Coca-Cola Co. (The)                                       1,750,601
   47,500    PepsiCo, Inc.                                             2,080,975
                                                                    --------------
                                                                       3,831,576
             Home Products -- 2.7%
   34,300    Estee Lauder Cos., Inc. Cl A                              1,363,425
   76,500    Gillette Co.                                              2,169,540
   50,100    Procter & Gamble Co. (The)                                3,008,505
                                                                    --------------
                                                                       6,541,470

    The Accompanying Notes are an Integral Part of the Financial Statements.

                               J.P. Morgan TAX AWARE U.S. EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------
             Tobacco -- 2.3%
  115,900    Philip Morris Cos. Inc.                                $  5,807,749
                                                                    --------------
                                                                      16,180,795
                                                                    --------------
             Energy -- 7.7%
             --------------
             Energy Reserves & Production -- 6.4%
  133,880    Exxon Mobil Corp.                                        11,861,768
   65,100    Royal Dutch Petroleum Co. New York Shares
                ADR(i)+                                                3,875,403
                                                                    --------------
                                                                      15,737,171
             Oil Services -- 1.3%
   85,400    Baker Hughes Inc.                                         3,355,366
                                                                    --------------
                                                                      19,092,537
                                                                    --------------

             Finance -- 16.3%
             ----------------
             Banks -- 7.8%
   38,802    Bank of America Corp.                                     2,172,912
   69,500    Bank One Corp.                                            2,625,015
  112,403    Citigroup Inc.                                            5,524,607
   82,700    First Union Corp.                                         2,478,519
  184,422    U.S. Bancorp                                              3,906,058
   55,300    Wells Fargo & Co.                                         2,597,441
                                                                    --------------
                                                                      19,304,552
             Financial Services -- 7.1%
   43,700    Capital One Financial Corp.                               2,746,982
   30,300    Fannie Mae                                                2,431,878
  236,500    General Electric Co.                                     11,477,344
   11,450    Marsh & McLennan Cos., Inc.                               1,104,238
                                                                    --------------
                                                                      17,760,442
             Thrifts -- 1.4%
   68,300    Washington Mutual, Inc.                                   3,410,219
                                                                    --------------
                                                                      40,475,213
                                                                    --------------

             Industrial Cyclical -- 7.3%
             ---------------------------
             Electrical Equipment -- 0.9%
    4,351    Corvis Corp.+                                                29,804
   22,900    JDS Uniphase Corp.+                                         489,831
   35,200    Motorola, Inc.                                              547,360
   71,794    Nortel Networks Corp.                                     1,098,448
                                                                    --------------
                                                                       2,165,443
             Heavy Machinery -- 0.8%
   45,800    Deere & Co.                                               1,881,006

             Industrial Parts -- 3.7%
  173,000    Tyco International Ltd.(i)                                9,233,011

             Railroads -- 1.4%
   62,700    Union Pacific Corp.                                       3,567,003

             Trucking & Shipping & Air Freight -- 0.5%
   21,520    United Parcel Service, Inc. Cl B                          1,236,324
                                                                    --------------
                                                                      18,082,787
                                                                    --------------


The Accompanying Notes are an Integral Part of the Financial Statements.

                               J.P. Morgan TAX AWARE U.S. EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------
             Insurance -- 4.0%
             -----------------
             Life & Health Insurance -- 0.5%
   30,000    American General Corp.                                 $  1,308,300

             Property And Casualty Insurance -- 3.5%
   67,350    Ambac Financial Group, Inc.                               3,624,103
   35,737    American International Group, Inc.                        2,923,287
   30,500    XL Capital Ltd. Cl A(i)                                   2,159,400
                                                                    --------------
                                                                       8,706,790
                                                                    --------------
                                                                      10,015,090
                                                                    --------------

             Pharmaceuticals -- 12.6%
             ------------------------
             Drugs -- 12.6%
   80,800    Alza Corp.+                                               3,694,176
   64,100    American Home Products Corp.                              3,701,775
   25,000    Amgen Inc.+                                               1,528,500
   73,300    Bristol-Myers Squibb Co.                                  4,104,800
   33,000    Forest Laboratories, Inc. Cl A+                           2,017,950
   48,600    Lilly (Eli) & Co.                                         4,131,000
   10,000    Millennium Pharmaceuticals, Inc.+                           372,000
  102,400    Pfizer, Inc.                                              4,433,920
  104,300    Pharmacia Corp.+                                          5,450,718
   52,100    Schering-Plough Corp.                                     2,007,934
                                                                    --------------
                                                                      31,442,773
             Retail -- 5.6%
             --------------
             Clothing Stores -- 0.6%
   50,000    TJX Cos., Inc. (The)                                      1,566,500

             Department Stores -- 4.0%
  103,700    Target Corp.                                              3,987,265
  114,500    Wal-Mart Stores, Inc.                                     5,924,230
                                                                    --------------
                                                                       9,911,495
             Specialty Stores -- 1.0%
   51,550    Home Depot, Inc.                                          2,428,005
                                                                    --------------
                                                                      13,906,000
                                                                    --------------
             Semiconductors -- 3.3%
             ----------------------
             Semiconductor -- 3.3%
  155,900    Intel Corp.                                               4,818,869
   88,300    Texas Instruments Inc.                                    3,417,210
                                                                    --------------
                                                                       8,236,079
             Software & Services -- 7.7%
             ---------------------------
             Computer Software -- 7.4%
   20,100    Applera Corp.-Applied Biosystems Group                      644,406
   15,000    BEA Systems, Inc.+                                          612,750
   25,000    Gemstar -- TV Guide International, Inc.+                  1,038,000
   35,800    International Business Machines Corp.                     4,122,012
  123,400    Microsoft Corp.+                                          8,360,350
   31,500    NCR Corp.+                                                1,480,815
   60,000    Oracle Corp.+                                               969,600


The Accompanying Notes are an Integral Part of the Financial Statements.

         J.P. Morgan TAX AWARE U.S. EQUITY FUND
         SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------
   13,100    Siebel Systems, Inc.+                                  $    597,098
   13,000    Veritas Software Corp.+                                     774,930
                                                                    --------------
                                                                      18,599,961
             Internet -- 0.3%
   69,100    E*TRADE Group Inc.+                                         649,540
                                                                    --------------
                                                                      19,249,501
                                                                    --------------
             Telecommunications -- 5.4%
             --------------------------
             Telephone -- 5.0%
   25,100    Global Crossing Ltd.(i)+                                    314,503
   38,000    Level 3 Communications, Inc.+                               540,740
   35,000    Qwest Communications International Inc.+                  1,431,500
   94,800    SBC Communications Inc.                                   3,910,500
   87,074    Verizon Communications                                    4,795,165
   77,623    WorldCom, Inc.+                                           1,416,620
                                                                    --------------
                                                                      12,409,028
             Wireless Telecommunications -- 0.4%
   38,600    Sprint Corp. (PCS Group)+                                   989,318
                                                                    --------------
                                                                      13,398,346
                                                                    --------------
             Utilities -- 3.5%
             -----------------
             Electrical Utility -- 3.5%
   25,600    Dominion Resources Inc./VA                                1,753,344
   30,000    DTE Energy Co.                                            1,257,600
   90,100    Entergy Corp.                                             3,649,050
   44,800    Progress Energy, Inc.                                     1,981,952
                                                                    --------------
                                                                       8,641,946
------------------------------------------------------------------------------------
             Total Common Stocks                                     242,635,010
             (Cost $232,283,478)
------------------------------------------------------------------------------------
     Short-Term Investments -- 2.5%
------------------------------------------------------------------------------------
             Investment Companies -- 2.5%
             ----------------------------
6,304,049    J.P. Morgan Institutional Prime Money Market Fund*        6,304,049
             (Cost $6,304,049)
------------------------------------------------------------------------------------
             Total Investment Securities -- 100.0%                  $248,939,059
             (Cost $238,587,527)
------------------------------------------------------------------------------------

ADR -- American Depositary Receipt.
(i) Foreign security.
  * Affiliated money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
  + Non-income producing security.


    The Accompanying Notes are an Integral Part of the Financial Statements.

         J.P. Morgan INSTITUTIONAL TAX AWARE
                     DISCIPLINED EQUITY FUND
         SCHEDULE OF INVESTMENTS (UNAUDITED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- 99.7%
------------------------------------------------------------------------------------
             Basic Materials -- 2.8%
             -----------------------
             Chemicals -- 1.7%
   26,000    Air Products & Chemicals, Inc.                          $ 1,117,740
   51,002    Dow Chemical Co.                                          1,706,017
   13,800    du Pont (E.I.) de Nemours & Co.                             623,622
   30,500    PPG Industries, Inc.                                      1,621,075
   15,500    Praxair, Inc.                                               733,615
   31,900    Rohm and Haas Co.                                         1,096,403
                                                                    --------------
                                                                       6,898,472
             Forest Products & Paper -- 0.4%
   20,700    Kimberly-Clark Corp.                                      1,229,580
   15,900    Smurfit-Stone Container Corp.+                              232,935
                                                                    --------------
                                                                       1,462,515
             Mining & Metals -- 0.7%
   62,860    Alcoa Inc.+                                               2,602,404
                                                                    --------------
                                                                      10,963,391
                                                                    --------------

             Capital Markets -- 1.4%
             -----------------------
             Securities & Asset Management -- 1.4%
   18,760    Goldman Sachs Group, Inc. (The)                           1,709,036
    8,900    Merrill Lynch & Co., Inc.                                   549,130
   22,100    Morgan Stanley Dean Witter & Co.                          1,387,659
   46,652    Schwab (Charles) Corp.                                      923,710
   15,400    Stilwell Financial Inc.                                     453,838
   44,600    TD Waterhouse Group, Inc.+                                  499,966
                                                                    --------------
                                                                       5,523,339
             Computer Hardware -- 4.3%
             -------------------------
             Computer Hardware & Business Machines -- 4.3%
  288,800    Cisco Systems Inc.+                                       4,903,824
   84,400    Compaq Computer Corp.                                     1,477,000
   80,800    Dell Computer Corp.+                                      2,120,192
   80,900    EMC Corp. (Mass.)+                                        3,203,640
   52,500    Hewlett-Packard Co.                                       1,492,575
   12,600    Juniper Networks, Inc.+                                     743,778
   10,077    Palm Inc.+                                                   80,717
   10,100    Quantum Corp. - DLT & Storage Systems+                      115,140
  149,100    Sun Microsystems, Inc.+                                   2,552,592
                                                                    --------------
                                                                      16,689,458
             Consumer Cyclical -- 3.8%
             -------------------------
             Airlines -- 0.3%
      200    Delta Air Lines Inc.                                          8,806
   56,350    Southwest Airlines Co.                                    1,026,134
                                                                    --------------
                                                                       1,034,940
             Apparel & Textiles -- 0.5%
   37,300    Jones Apparel Group, Inc.+                                1,482,302
    7,500    NIKE, Inc.                                                  313,575
                                                                    --------------
                                                                       1,795,877


    The Accompanying Notes are an Integral Part of the Financial Statements.

          J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

             Hotels -- 0.8%
   30,400    Hilton Hotels Corp.                                    $    335,920
   40,900    Marriott International, Inc. Cl A                         1,876,492
   25,800    Starwood Hotels & Resorts Worldwide, Inc.                   931,122
                                                                    --------------
                                                                       3,143,534
             Motor Vehicles & Parts-- 1.3%
   65,200    Delphi Automotive Systems                                   971,480
   24,400    General Motors Corp.                                      1,337,364
   35,700    Johnson Controls, Inc.                                    2,584,680
    6,600    Lear Corp.+                                                 237,600
                                                                    --------------
                                                                       5,131,124
             Publishing -- 0.6%
   37,600    Gannett Co., Inc.                                         2,427,080
    2,000    New York Times Co. (The) Cl A                                82,060
                                                                    --------------
                                                                       2,509,140
             Restaurants -- 0.3%
   46,800    McDonald's Corp.                                          1,287,000
                                                                    --------------
                                                                      14,901,615
                                                                    --------------

             Consumer Services -- 4.5%
             Entertainment -- 1.1%
   82,500    Viacom, Inc. Cl B+                                        4,294,950

             Leisure -- 0.7%
   36,600    Eastman Kodak Co.                                         1,592,100
    5,100    Harley-Davidson, Inc.                                       235,059
   51,000    Hasbro, Inc.                                                624,750
    9,400    Mattel, Inc.                                                151,810
                                                                    --------------
                                                                       2,603,719
             Media -- 2.7%
  168,700    AOL Time Warner Inc.+                                     8,519,350
   39,400    AT&T Corp. - Liberty Media Group Cl A+                      630,400
   30,100    Comcast Corp. Cl A+                                       1,321,691
   13,700    Fox Entertainment Group, Inc. Cl A+                         314,415
                                                                    --------------
                                                                      10,785,856
                                                                    --------------
                                                                      17,684,525
                                                                    --------------

             Consumer Staples -- 5.8%
             Food & Beverage -- 2.1%
   88,400    Coca-Cola Co. (The)                                       4,083,196
    4,500    General Mills, Inc.                                         177,345
   18,400    Heinz (H.J.) Co.                                            720,360
    7,900    Kellogg Co.                                                 201,450
   21,200    PepsiCo, Inc.                                               928,772
   10,900    Quaker Oats Co. (The)                                     1,057,300
   23,333    Unilever N.V. New York Shares(i)+                         1,309,448
                                                                    --------------
                                                                       8,477,871
             Home Products -- 1.7%
   18,500    Estee Lauder Cos., Inc. Cl A                                735,375
   63,650    Gillette Co.                                              1,805,114
   66,060    Procter & Gamble Co. (The)                                3,966,903
                                                                    --------------
                                                                       6,507,392


    The Accompanying Notes are an Integral Part of the Financial Statements.

         J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks-- Continued
------------------------------------------------------------------------------------

             Tobacco-- 2.0%
  151,600    Philip Morris Cos. Inc.                                $  7,596,676
                                                                    --------------
                                                                      22,581,939
                                                                    --------------

             Energy -- 7.8%
             --------------
             Energy Reserves & Production -- 6.8%
   21,000    Anadarko Petroleum Corp.                                  1,357,020
    3,100    Apache Corp.                                                198,276
   54,500    Chevron Corp.                                             5,262,520
    4,000    Devon Energy Corp.                                          236,040
   12,100    Enron Corp.                                                 758,912
  144,626    Exxon Mobil Corp.                                        12,813,864
   92,300    Royal Dutch Petroleum Co. New York Shares ADR(i)+         5,494,619
    6,000    Williams Cos., Inc. (The)                                   253,020
                                                                    --------------
                                                                      26,374,271
             Oil Refining -- 0.6%
   13,000    Conoco Inc. Cl A                                            393,770
   27,100    Texaco Inc.                                               1,958,788
                                                                    --------------
                                                                       2,352,558
             Oil Services -- 0.4%
   18,100    Baker Hughes Inc.                                           711,149
    4,000    Cooper Cameron Corp.+                                       252,240
    4,700    Diamond Offshore Drilling, Inc.                             206,424
   11,000    Global Marine Inc.+                                         316,250
    6,700    Rowan Cos., Inc.+                                           222,373
                                                                    --------------
                                                                       1,708,436
                                                                    --------------
                                                                      30,435,265
                                                                    --------------

             Finance -- 18.0%
             ----------------
             Banks -- 7.4%
   30,700    Amsouth Bancorporation                                      526,505
   56,873    Bank of America Corp.                                     3,184,888
   72,800    Bank One Corp.                                            2,749,656
  234,715    Citigroup Inc.                                           11,536,242
   36,080    First Union Corp.                                         1,081,318
    5,838    FleetBoston Financial Corp.                                 224,004
    6,000    Hibernia Corp. Cl A                                          97,920
   50,600    KeyCorp                                                   1,172,908
   15,100    National Commerce Bancorporation                            376,141
   30,400    PNC Bank Corp.                                            1,978,128
    1,200    SouthTrust Corp.                                             57,060
    3,400    SunTrust Banks, Inc.                                        215,900
  179,410    U.S. Bancorp                                              3,799,904
   27,700    Wilmington Trust Corp.                                    1,601,060
                                                                    --------------
                                                                      28,601,634
             Financial Services -- 9.9%
             --------------------------
    9,900    American Express Co.                                        420,156
   26,200    AmeriCredit Corp.+                                        1,214,632
   32,000    Capital One Financial Corp.                               2,011,520
   84,800    Cendant Corp.+                                            1,504,352
   80,400    CIT Group Inc.                                            2,950,680
   16,500    Countrywide Credit Industries, Inc.                         704,055


    The Accompanying Notes are an Integral Part of the Financial Statements.

          J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

   40,020    Fannie Mae                                             $  3,212,005
   29,400    Federal Home Loan Mortgage Corp.                          1,934,520
  380,900    General Electric Co.                                     18,485,076
    2,300    Heller Financial, Inc.                                       73,393
   25,900    Household International, Inc.                             1,658,118
    5,700    Marsh & McLennan Cos., Inc.                                 549,708
   37,000    MBNA Corp.                                                1,319,050
   44,800    Providian Financial Corp.                                 2,387,840
                                                                    --------------
                                                                      38,425,105

             Thrifts -- 0.7%
   52,600    GreenPoint Financial Corp.                                1,935,680
   14,780    Washington Mutual, Inc.                                     737,965
                                                                    --------------
                                                                       2,673,645
                                                                    --------------
                                                                      69,700,384
                                                                    --------------

             Health Services & Systems -- 1.9%
             ---------------------------------
             Medical Products & Supplies -- 1.0%
   32,800    Bard (C.R.), Inc.                                         1,443,528
   18,400    Becton Dickinson & Co.                                      595,240
   11,400    Boston Scientific Corp.+                                    181,032
   11,800    Guidant Corp.+                                              483,800
   26,100    Medtronic, Inc.                                           1,164,060
    3,700    St. Jude Medical, Inc.+                                     211,825
                                                                    --------------
                                                                       4,079,485
             Medical Providers & Services -- 0.9%
   21,200    Aetna Inc.+                                                 597,628
   19,500    HCA - The Healthcare Co.                                    754,650
   44,900    Tenet Healthcare Corp.+                                   2,004,336
                                                                    --------------
                                                                       3,356,614
                                                                    --------------
                                                                       7,436,099
                                                                    --------------

             Industrial Cyclical -- 6.2%
             ---------------------------
             Defense/Aerospace -- 0.9%
   26,300    Boeing Co.                                                1,625,340
   40,700    Honeywell Inc.                                            1,989,416
                                                                    --------------
                                                                       3,614,756
             Electrical Equipment -- 2.4%
   12,088    Agilent Technologies, Inc.+                                 471,553
   20,700    Ciena Corp.+                                              1,139,742
   54,800    Corning Inc.                                              1,203,956
    9,800    Eaton Corp.                                                 721,378
   59,920    JDS Uniphase Corp.+                                       1,281,689
   46,600    Lucent Technologies Inc.                                    466,466
   48,700    Motorola, Inc.                                              757,285
   76,800    Nortel Networks Corp.                                     1,175,040
   27,500    QUALCOMM Inc.+                                            1,577,400
   17,100    Tellabs, Inc.+                                              600,381
                                                                    --------------
                                                                       9,394,890


    The Accompanying Notes are an Integral Part of the Financial Statements.

         J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

             Heavy Electrical Equipment -- 0.7%
   36,700    Cooper Industries, Inc.                                $  1,371,479
    7,700    Emerson Electric Co.                                        513,205
   14,800    Rockwell International Corp.                                666,444
                                                                    --------------
                                                                       2,551,128
             Industrial Parts -- 1.5%
    8,700    Grainger (W.W.), Inc.                                       337,386
   11,400    Ingersoll-Rand Co.                                          535,800
    7,700    ITT Industries, Inc.                                        339,339
   72,697    Tyco International Ltd.(i)                                3,879,839
    9,500    United Technologies Corp.                                   741,760
                                                                    --------------
                                                                       5,834,124
             Industrial Services -- 0.0%(z)
    1,000    Gatx Corp.                                                   39,850

             Railroads -- 0.4%
   54,000    Burlington Northern Santa Fe Corp.                        1,587,600

             Trucking & Shipping & Air Freight -- 0.3%
   41,100    C.H. Robinson Worldwide, Inc.                             1,112,166
                                                                    --------------
                                                                      24,134,514
                                                                    --------------

             Insurance -- 3.9%
             -----------------
             Life & Health Insurance -- 1.2%
   32,800    American General Corp.                                    1,430,408
   15,600    CIGNA Corp.                                               1,664,520
   18,100    Lincoln National Corp.                                      835,496
   16,300    Torchmark Corp.                                             617,607
                                                                    --------------
                                                                       4,548,031
             Property And Casualty Insurance -- 2.7%
   44,100    Allstate Corp.                                            1,841,175
   21,800    Ambac Financial Group, Inc.                               1,173,058
   61,733    American International Group, Inc.                        5,049,759
    6,200    Hartford Financial Services Group Inc. (The)                385,020
   34,500    MBIA Inc.                                                 1,650,825
    9,700    St. Paul Cos., Inc.                                         437,470
                                                                    --------------
                                                                      10,537,307
                                                                    --------------
                                                                      15,085,338
                                                                    --------------

             Pharmaceuticals -- 10.9%
             ------------------------
             Drugs -- 10.9%
   23,900    Abbott Laboratories+                                      1,108,482
   11,630    Alza Corp.+                                                 531,724
   46,400    American Home Products Corp.                              2,679,600
   40,100    Amgen Inc.+                                               2,451,714
    6,000    Baxter International, Inc.                                  546,900
   53,060    Bristol-Myers Squibb Co.                                  2,971,360
    6,500    Forest Laboratories, Inc. Cl A+                             397,475
   16,700    Human Genome Sciences, Inc.+                              1,072,641
   48,400    Johnson & Johnson                                         4,669,632
   39,380    Lilly (Eli) & Co.                                         3,347,300
   89,390    Merck & Co., Inc.                                         6,790,958
  230,948    Pfizer, Inc.                                             10,000,049


    The Accompanying Notes are an Integral Part of the Financial Statements.

          J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

   58,740    Pharmacia Corp.+                                       $  3,069,752
   72,200    Schering-Plough Corp.                                     2,782,588
                                                                    --------------
                                                                      42,420,175

             Retail -- 6.3%
             --------------
             Clothing Stores -- 0.7%
    9,600    Abercrombie & Fitch Co. Cl A+                               319,680
   11,550    Gap, Inc. (The)                                             320,051
   14,100    Limited, Inc. (The)                                         238,572
   61,700    TJX Cos., Inc. (The)                                      1,933,061
                                                                    --------------
                                                                       2,811,364
             Department Stores -- 3.3%
    2,900    Costco Cos., Inc.+                                          101,297
   37,800    Federated Department Stores, Inc.+                        1,624,644
    1,200    Kohl's Corp.+                                                73,272
   42,350    May Department Stores Co. (The)                           1,577,538
   57,800    Target Corp.                                              2,222,410
  142,800    Wal-Mart Stores, Inc.                                     7,388,471
                                                                    --------------
                                                                      12,987,632
             Grocery Stores -- 0.7%
   51,900    Kroger Co. (The)+                                         1,172,421
   26,500    Safeway Inc.+                                             1,438,950
                                                                    --------------
                                                                       2,611,371
             Specialty Stores -- 1.6%
    2,900    Best Buy Co., Inc.+                                         159,645
    5,000    CVS Corp.                                                   294,750
   92,700    Home Depot, Inc.                                          4,366,170
   11,400    Lowe's Cos., Inc.                                           718,200
   11,500    Walgreen Co.                                                491,970
                                                                    --------------
                                                                       6,030,735
                                                                    --------------
                                                                      24,441,102
                                                                    --------------

             Semiconductors -- 4.3%
             ----------------------
             Semiconductor -- 4.3%
   23,200    Altera Corp.+                                               586,728
   12,100    Analog Devices, Inc.+                                       572,451
   39,100    Applied Materials, Inc.+                                  2,134,860
    9,500    Broadcom Corp.+                                             394,820
  231,910    Intel Corp.                                               7,168,338
    4,300    Lattice Semiconductor Corp.+                                105,909
   16,600    Linear Technology Corp.                                     797,464
    7,400    LSI Logic Corp.+                                            151,478
   16,100    Maxim Integrated Products, Inc.+                            818,685
   16,800    Micron Technology, Inc.+                                    762,384
    8,900    PMC-Sierra, Inc.+                                           370,240
   44,890    Texas Instruments Inc.                                    1,737,243
   21,200    Xilinx, Inc.+                                             1,006,364
                                                                    --------------
                                                                      16,606,964


    The Accompanying Notes are an Integral Part of the Financial Statements.

         J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

             Software & Services -- 8.7%
             ---------------------------
             Computer Software -- 7.9%
    1,600    Adobe Systems Inc.                                     $     71,872
    6,900    Applera Corp.-Applied Biosystems Group                      221,214
    4,200    Autodesk, Inc.                                              146,412
    7,700    BEA Systems, Inc.+                                          314,545
   15,800    Citrix Systems, Inc.+                                       448,720
   45,700    Gemstar -TV Guide International, Inc.+                    1,897,464
   66,600    International Business Machines Corp.                     7,668,324
    2,500    Internet Security Systems+                                  124,725
  183,540    Microsoft Corp.+                                         12,434,835
   48,200    NCR Corp.+                                                2,265,882
  170,200    Oracle Corp.+                                             2,750,432
   24,000    Parametric Technology Corp.+                                273,600
   23,200    Peregrine Systems, Inc.+                                    598,096
    1,500    Redback Networks Inc.+                                       28,560
   12,300    Siebel Systems, Inc.+                                       560,634
   14,400    Veritas Software Corp.+                                     858,384
                                                                    --------------
                                                                      30,663,699
             Information Services -- 0.5%
   20,820    Automatic Data Processing, Inc.                           1,129,485
   14,700    Electronic Data Systems Corp.                               948,150
                                                                    --------------
                                                                       2,077,635
             Internet -- 0.3%
   14,200    Akamai Technologies, Inc.+                                  134,190
   52,900    E*TRADE Group Inc.+                                         497,260
    7,500    eBay Inc.+                                                  378,600
    2,000    Openwave Systems Inc.+                                       69,220
                                                                    --------------
                                                                       1,079,270
                                                                    --------------
                                                                      33,820,604
                                                                    --------------

             Telecommunications -- 5.9%
             --------------------------
             Telephone -- 4.8%
   96,634    AT&T Corp.                                                2,153,006
    5,100    BroadWing Inc.+                                             126,480
   40,635    Global Crossing Ltd.(i)+                                    509,157
   31,220    Level 3 Communications, Inc.+                               444,261
   79,700    Qwest Communications International Inc.+                  3,259,729
  106,386    SBC Communications Inc.                                   4,388,422
  102,824    Verizon Communications                                    5,662,517
    4,934    Williams Communications Group Inc.                           22,302
  105,663    WorldCom, Inc.+                                           1,928,350
                                                                    --------------
                                                                      18,494,224
             Wireless Telecommunications -- 1.1%
   47,700    BellSouth Corp.                                           2,001,492
   52,100    Nextel Communications, Inc.+                                846,625
   63,100    Sprint Corp. (PCS Group)+                                 1,617,253
                                                                    --------------
                                                                       4,465,370
                                                                    --------------
                                                                      22,959,594
                                                                    --------------


    The Accompanying Notes are an Integral Part of the Financial Statements.

          J.P. Morgan INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Short-Term Investments -- 0.3%
------------------------------------------------------------------------------------

             Utilities -- 3.2%
             -----------------
             Electrical Utility -- 3.0%
   23,400    Ameren Corp.                                        $       982,098
   50,200    Cinergy Corp.                                             1,740,936
   43,400    CMS Energy Corp.                                          1,358,420
   37,700    DTE Energy Co.                                            1,580,384
   12,500    Dynegy Inc. Cl A                                            723,125
   57,800    Entergy Corp.                                             2,340,900
    6,900    FPL Group, Inc.                                             413,310
   21,000    Pinnacle West Capital Corp.                               1,053,990
   70,500    Wisconsin Energy Corp.                                    1,551,000
                                                                    --------------
                                                                      11,744,163
             Gas & Water Utilities -- 0.2%
    3,500    El Paso Corp.                                               240,800
   17,942    NiSource Inc.                                               534,133
                                                                    --------------
                                                                         774,933
                                                                    --------------
                                                                      12,519,096
----------------------------------------------------------------------------------
             Total Common Stocks                                     387,903,402
             (Cost $386,637,574)
------------------------------------------------------------------------------------

             Investment Companies -- 0.3%
             ----------------------------
1,094,023    J.P. Morgan Institutional Prime Money
              Market Fund*                                             1,094,023
             (Cost $1,094,023)

------------------------------------------------------------------------------------
             Total Investment Securities -- 100.0%                   $388,997,425
             (Cost $387,731,597)
------------------------------------------------------------------------------------

ADR -- American Depositary Receipt.
(i) Foreign security.
(z) Category is less than 0.05% of total investment securities.
  * Affiliated money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
  + Non-income producing security.


    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. Morgan  TAX AWARE SMALL COMPANY
             OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- 91.6%
------------------------------------------------------------------------------------

             Basic Materials -- 4.2%
             -----------------------
             Chemicals -- 4.2%
  287,740    GenTek Inc.                                            $  3,553,589
  101,935    Georgia Gulf Corp.                                        1,872,546
   64,820    OMP Group, Inc.                                           3,545,654
                                                                    --------------
                                                                       8,971,789
             Capital Markets -- 1.5%
             -----------------------
             Securities & Asset Management -- 1.5%
  146,570    Southwest Securities Group                                3,246,526

             Computer Hardware -- 1.4%
             -------------------------
             Computer Hardware & Business Machines -- 1.4%
   93,010    Optimal Robotics Corp.+                                   3,046,078

             Consumer Cyclical -- 5.7%
             -------------------------
             Airlines -- 0.7%
   56,305    SkyWest, Inc.                                             1,492,083

             Apparel & Textiles -- 1.5%
   78,855    Coach, Inc.+                                              2,558,056
   27,500    Quiksilver, Inc.+                                           747,175
                                                                    --------------
                                                                       3,305,231
             Consumer Durables -- 3.0%
  197,800    Core Laboratories N.V.(i)+                                4,723,464
   43,720    Ethan Allen Industries Inc.                               1,552,060
                                                                    --------------
                                                                       6,275,524
             Motor Vehicles & Parts -- 0.3%
   22,800    Gentex Corp.+                                               615,600

             Restaurants -- 0.2%
   23,910    California Pizza Kitchen Inc.+                              514,065
                                                                    --------------
                                                                      12,202,503
                                                                    --------------

             Consumer Services -- 2.1%
             -------------------------
             Leisure -- 2.1%
  159,890    Station Casinos, Inc.+                                    2,248,053
  110,330    WMS Industries Inc.+                                      2,302,588
                                                                    --------------
                                                                       4,550,641
             Consumer Stables -- 1.0%
             ------------------------
             Alcohol -- 1.0%
   51,915    Robert Mondavi Corp. Cl A+                                2,240,132

             Energy -- 4.1%
             --------------
             Energy Reserves & Production -- 1.9%
   91,080    Spinnaker Exploration Co.+                                4,144,140

             Oil Services -- 2.2%
  295,320    Global Industries, Ltd.+                                  4,719,214
                                                                    --------------
                                                                       8,863,354
                                                                    --------------


    The Accompanying Notes are an Integral Part of the Financial Statements.

               J.P. Morgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

             Health Services & Systems -- 7.1%
             ---------------------------------
             Medical Products & Supplies -- 2.0%
   48,385    Cyberonics, Inc.+                                      $    551,589
   87,525    MiniMed Inc.+                                             3,495,749
   58,075    Staar Surgical Co.+                                         241,011
                                                                    --------------
                                                                       4,288,349
             Medical Providers & Services -- 5.1%
   72,075    Accredo Health Inc.+                                      2,454,875
  153,125    Charles River Laboratories+                               3,797,499
  190,535    Hooper Holmes, Inc.                                       1,952,984
  106,705    Omnicare, Inc.                                            2,368,851
    7,935    RehabCare Group, Inc.+                                      297,959
                                                                    --------------
                                                                      10,872,168
                                                                    --------------
                                                                      15,160,517
                                                                    --------------

             Industrial Cyclical -- 14.7%
             ----------------------------
             Defense/Aerospace -- 1.7%
  103,795    SBA Communications Corp.+                                 3,538,371

             Electrical Equipment -- 8.7%
  205,990    Advanced Fibre Communications, Inc.+                      3,231,982
   96,570    Anaren Microwave, Inc.+                                   1,641,690
  247,485    August Technology Corp.+                                  2,648,090
   63,510    Bruker Daltronics Inc.+                                     987,581
   95,000    Corvis Corp.+                                               650,750
  128,235    Garmin Ltd.+                                              2,692,935
   28,775    LTX Corp.+                                                  774,623
   42,315    Millipore Corp.                                           2,426,765
   27,870    MKS Instruments Inc.+                                       702,603
   29,590    Molecular Devices Corp.+                                    569,608
  247,665    Oplink Communications Inc.+                               1,114,493
   36,200    Power-One Inc.+                                             633,862
   17,040    Therma-Wave Inc.+                                           288,487
                                                                    --------------
                                                                      18,363,469
             Environmental Services -- 0.4%
   70,195    Eden Bioscience Corp.+                                      960,970

             Heavy Electrical Equipment -- 2.0%
  192,455    Active Power Inc.+                                        4,301,368

             Industrial Parts -- 1.7%
  107,130    Capstone Turbine Corp.+                                   3,138,908
   17,395    Cymer, Inc.+                                                571,426
                                                                    --------------
                                                                       3,710,334
             Industrial Services -- 0.2%
   30,635    On Assignment Inc.+                                         524,165
                                                                    --------------
                                                                      31,398,677
                                                                    --------------


    The Accompanying Notes are an Integral Part of the Financial Statements.

         J.P. Morgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
         SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

             Insurance -- 1.3%
             -----------------
             Life & Health Insurance -- 0.9%
   65,665    Protective Life Corp.                                  $  1,964,697

             Property and Casualty Insurance -- 0.4%
   30,350    HCC Insurance Holdings, Inc.                                855,870
                                                                    --------------
                                                                       2,820,567
                                                                    --------------

             Pharmaceuticals -- 13.8%
             ------------------------
             Drugs -- 13.8%
   86,375    Abgenix, Inc.+                                            3,239,062
   10,215    Affymetrix, Inc.+                                           337,606
   76,825    COR Therapeutics, Inc.+                                   2,381,575
   23,455    CuraGen Corp.+                                              771,670
   34,495    Diversa Corp.+                                              584,690
   49,950    Enzon, Inc.+                                              2,978,018
   81,550    Gilead Sciences, Inc.+                                    3,994,318
   79,950    Inhale Therapeutic Systems Inc.+                          2,662,334
  179,995    Isis Pharmaceuticals, Inc.+                               1,979,945
  176,960    Ligand Pharmaceuticals Inc. Cl B+                         2,058,045
   76,005    Maxygen Inc.+                                             1,120,314
  106,450    Medarex Inc.+                                             2,545,220
   64,200    Neurocrine Biosciences Inc.+                              1,627,470
   26,905    OSI Pharmaceuticals, Inc.+                                1,381,303
   56,375    Priority Healthcare Corp. Cl B+                           1,960,723
                                                                    --------------
                                                                      29,622,293
             Retail -- 4.9%
             --------------
             Clothing Stores -- 2.0%
   66,125    Abercrombie & Fitch Co. Cl A+                             2,201,963
   73,725    Pacific Sunwear of California, Inc.+                      2,053,979
                                                                    --------------
                                                                       4,255,942
             Specialty Stores -- 2.9%
  132,590    Cost Plus, Inc.+                                          3,155,641
  101,955    Williams-Sonoma, Inc.+                                    3,065,787
                                                                    --------------
                                                                       6,221,428
                                                                    --------------
                                                                      10,477,370
                                                                    --------------

             Semiconductors -- 5.0%
             ----------------------
             Semiconductor -- 5.0%
   68,825    AXT, Inc.+                                                2,163,170
   99,090    Exar Corp.+                                               2,883,519
   72,025    hi/fn, Inc.+                                              1,194,895
   22,085    Integrated Circuit Systems, Inc.+                           370,365
   31,140    Lattice Semiconductor Corp.+                                766,978
   20,250    Photronics Inc.+                                            581,378
  183,195    Silicon Image Inc.+                                         778,579
   10,615    Veeco Instruments Inc.+                                     532,979
  102,305    Virata Corp.+                                             1,391,348
                                                                    --------------
                                                                      10,663,211


The Accompanying Notes are an Integral Part of the Financial Statements.

               J.P. Morgan TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


April 30, 2001

Shares                                                                     Value
------------------------------------------------------------------------------------
     Common Stocks -- Continued
------------------------------------------------------------------------------------

             Software & Services -- 23.7%
             ----------------------------
             Computer Software -- 11.2%
   25,600    Agile Software Corp.+                                  $    488,192
  241,885    Certicom Corp.+                                           2,445,457
   77,380    Eclipsys Corp.+                                           1,562,302
   29,000    Informatica Corp.+                                          732,250
   82,600    Internet Security Systems+                                4,120,914
   39,755    Manugistics Group, Inc.+                                  1,348,490
    6,300    Mercury Interactive Corp.+                                  416,745
   77,325    MetaSolv, Inc.+                                             678,140
  100,265    Peregrine Systems, Inc.+                                  2,584,832
   71,435    Precise Software Solutions Ltd.+                          1,682,294
   33,825    Redback Networks Inc.+                                      644,028
  121,820    SmartForce Plc ADR(i)+                                    4,384,302
  192,370    Witness Systems Inc.+                                     2,779,747
                                                                    --------------
                                                                      23,867,693
             Information Services -- 3.2%
   26,510    Catalina Marketing Corp.+                                   926,790
   82,215    DiamondCluster International, Inc. Cl A+                  1,525,088
   60,090    Getty Images Inc.+                                        1,513,066
   99,890    Symyx Technologies Inc.+                                  2,786,931
                                                                    --------------
                                                                       6,751,875
             Internet -- 9.3%
  582,350    Ameritrade Holding Corp. Cl A+                            3,971,627
  164,805    Espeed Inc.+                                              4,416,773
  129,075    Ibasis Inc.+                                                382,062
  107,125    Netegrity Inc.+                                           4,283,929
   42,960    Nuance Communications+                                      550,318
  101,105    Retek Inc.+                                               2,920,923
  327,695    Saba Software, Inc.+                                      2,621,560
   44,900    SafeNet, Inc.+                                              703,583
                                                                    --------------
                                                                      19,850,775
                                                                    --------------
                                                                      50,470,343
                                                                    --------------

             Telecommunications -- 1.1%
             --------------------------
             Telephone -- 1.1%
   82,040    ITXC Corp.+                                                 296,985
  300,345    Turnstone Systems Inc.+                                   2,102,415
                                                                    --------------
                                                                       2,399,400
----------------------------------------------------------------------------------
             Total Common Stocks                                     196,133,401
             (Cost $196,454,042)
----------------------------------------------------------------------------------

     Short-Term Investments -- 8.4%
------------------------------------------------------------------------------------

             Investment Companies -- 8.4%
             ----------------------------
18,039,601   J.P. Morgan Federal Money Market Fund*                   18,039,601
             (Cost $18,039,601)
------------------------------------------------------------------------------------
             Total Investment Securities -- 100.0%                  $214,173,002
             (Cost $214,493,643)
------------------------------------------------------------------------------------

ADR -- American Depositary Receipt.
(i) Foreign security.
  * Affiliated money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
  + Non-income producing security.


    The Accompanying Notes are an Integral Part of the Financial Statements.

         JPMorgan FUNDS
         STATEMENT OF ASSETS AND LIABILITIES April 30, 2001 (unaudited)

                                                                                                            J.P. Morgan Tax
                                                                   J.P. Morgan         J.P. Morgan            Aware Small
                                                                    Tax Aware       Institutional Tax           Company
                                                                   U.S Equity       Aware Disciplined        Opportunities
                                                                      Fund             Equity Fund                Fund
---------------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at Value (Cost $238,587,527;
       $387,731,597 and $214,493,643,
       respectively) ..........................................   $248,939,059         $388,997,425           $214,173,002
     Receivable for Investments Sold ..........................             --              449,949                770,087
     Receivable for Capital Shares Sold .......................        310,828              358,539                649,040
     Dividend and Interest Receivable .........................        227,825              222,644                 73,234
     Receivable for Expense Reimbursement .....................          6,685                9,497                  1,722
     Deferred Organizaton Expense .............................          5,706                6,777                     --
     Prepaid Trustees' Fees and Expenses ......................            354                1,004                     34
     Prepaid Expenses and Other Assets ........................             95                  132                     --
---------------------------------------------------------------------------------------------------------------------------
          Total Assets ........................................    249,490,552          390,045,967            215,667,119
---------------------------------------------------------------------------------------------------------------------------
   LIABILITIES
     Due to Custodian .........................................             --                2,240                     --
     Payable for Investments Purchased ........................             --            1,316,183                885,284
     Payable for Capital Shares Redeemed ......................         42,240              170,213                     --
     Advisory Fee Payable .....................................         87,719              106,421                128,882
     Shareholder Servicing Fee Payable ........................         48,074               30,406                 18,747
     Administrative Services Fee Payable ......................          9,113               14,215                  4,603
     Fund Services Fee Payable ................................            135                  208                     96
     Administration Fee Payable ...............................             32                   27                     93
     Accrued Expenses and Other Liabilities ...................         86,843              107,371                 94,894
---------------------------------------------------------------------------------------------------------------------------
          Total Liabilities ...................................        274,156            1,747,284              1,132,599
---------------------------------------------------------------------------------------------------------------------------
          Net Assets ..........................................   $249,216,396         $388,298,683           $214,534,520
---------------------------------------------------------------------------------------------------------------------------
   ANALYSIS OF NET ASSETS
     Paid-in Capital ..........................................   $247,429,926         $410,314,383           $227,332,368
     Accumulated Undistributed Net Investment
     Income (Loss) ............................................        151,139              301,424               (260,941)
     Accumulated Net Realized Loss ............................     (8,716,201)         (23,582,952)           (12,216,266)
     Net Unrealized Appreciation (Depreciation)
     on Investments ...........................................     10,351,532            1,265,828               (320,641)
---------------------------------------------------------------------------------------------------------------------------
          Net Assets ..........................................   $249,216,396         $388,298,683           $214,534,520
---------------------------------------------------------------------------------------------------------------------------
   Shares of Beneficial interest outstanding
   ($.001 par value; unlimited number of
   shares authorized):
     Institutional Shares .....................................        442,044           23,103,419                     --
     Select Shares ............................................     13,684,642                   --             15,345,304
       Class A Shares .........................................            604                   --                    838
       Class B Shares .........................................            604                   --                    838
       Class C Shares .........................................            604                   --                    838
   Net Asset Value
     Institutional Shares (and redemption price) ..............   $      12.76         $      16.81           $         --
     Select Shares (and redemption price) .....................   $      17.80         $         --           $      13.98
     Class A Shares (and redemption price) ....................   $      17.79         $         --           $      13.98
       Class B Shares* ........................................   $      17.79         $         --           $      13.98
       Class C Shares* ........................................   $      17.79         $         --           $      13.98
---------------------------------------------------------------------------------------------------------------------------
   CLASS A MAXIMUM PUBLIC OFFER PRICE
     PER SHARE (NET ASSET VALUE/94.25%) .......................   $      18.88         $         --           $      14.83
---------------------------------------------------------------------------------------------------------------------------

*  Redemption price may be reduced by contingent deferred sales charge.


    The Accompanying Notes are an Integral Part of the Financial Statements.

         JPMorgan FUNDS
         STATEMENT OF OPERATIONS (UNAUDITED)
         For the six months ended April 30, 2001 (except as noted)

                                                                                                             J.P. Morgan Tax
                                                                    J.P. Morgan         J.P. Morgan            Aware Small
                                                                     Tax Aware       Institutional Tax           Company
                                                                    U.S Equity       Aware Disciplined        Opportunities
                                                                       Fund             Equity Fund              Fund(a)
----------------------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------------------
   INCOME
     Dividend Income (Net of Foreign
     Withholding Tax of $1,756, $2,530
     and $0, respectively) ......................................  $  1,453,804        $  2,530,162           $     54,141
     Interest Income ............................................       226,575              33,003                478,826
     Dividend Income from
     Affiliated Investment ......................................         6,081                 863                 11,967

----------------------------------------------------------------------------------------------------------------------------
          Investment Income .....................................     1,686,460           2,564,028                544,934
----------------------------------------------------------------------------------------------------------------------------

   EXPENSES
   Advisory Fee .................................................       546,226             713,622                518,961
   Shareholder Servicing Fee ....................................       300,299             203,892                152,636
   Administrative Services Fee ..................................        57,103              95,967                 28,119
   Custodian Fees and Expenses ..................................        33,635              63,765                 32,320
   Transfer Agent Fees ..........................................        27,180              20,069                 20,585
   Professional Fees and Expenses ...............................        18,439              18,813                 15,070
   Fund Accounting Expenses .....................................        16,601               7,438                  7,109
   Distribution Fee .............................................        11,606              38,941                 12,165
   Printing Expenses ............................................         8,041               7,944                  6,446
   Registration Fees ............................................         7,386               3,259                 10,979
   Amortization of Organization
     Expenses ...................................................         4,431               4,460                     --
   Fund Services Fee ............................................         1,550               2,629                    738
   Trustees' Fees and Expenses ..................................         1,263               2,298                    414
   Administration Fee ...........................................           654               1,106                    317
   Miscellaneous Expenses .......................................         4,356               5,316                  1,881

----------------------------------------------------------------------------------------------------------------------------
          Total Expenses ........................................     1,038,770           1,189,519                807,740
----------------------------------------------------------------------------------------------------------------------------

     Less: Reimbursement of Expenses ............................       (14,096)            (65,605)                (1,865)
----------------------------------------------------------------------------------------------------------------------------

          Net Expenses ..........................................     1,024,674           1,123,914                805,875
----------------------------------------------------------------------------------------------------------------------------

            Net Investment Income
              (Loss) ............................................       661,786           1,440,114               (260,941)
----------------------------------------------------------------------------------------------------------------------------

   REALIZED AND UNREALIZED GAIN (LOSS)
     Net Realized Gain (Loss) on
     Investment Transactions ....................................     1,695,681           1,609,255            (12,216,266)
----------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized
     Appreciation/Depreciation on
     Investments ................................................   (37,288,459)        (53,445,861)              (320,641)
----------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets
     Resulting from Operations ..................................  $(34,930,992)       $(50,396,492)          $(12,797,848)
----------------------------------------------------------------------------------------------------------------------------

(a) For the period December 12, 2000 (commencement of operations) through April 30, 2001.


    The Accompanying Notes are an Integral Part of the Financial Statements.

         JPMorgan FUNDS
         STATEMENT OF CHANGES IN NET ASSETS For the periods indicated


STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIODS INDICATED (UNAUDITED)

                                                                                             J.P. Morgan             J.P. Morgan
                                                                 J.P. Morgan              Institutional Tax           Tax Aware
                                                                  Tax Aware               Aware Disciplined         Small Company
                                                              U.S. Equity Fund               Equity Fund         Opportunities Fund
                                                              ----------------               -----------         ------------------
                                                          11/1/00                      11/1/00                        12/12/00*
                                                          Through       Year Ended     Through       Year Ended        Through
                                                         04/30/01        10/31/00     04/30/01        10/31/00        04/30/01
------------------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
     Net Investment Income (Loss) ..................    $  661,786     $  945,344    $ 1,440,114     $ 3,399,376      $ (260,941)
     Net Realized Gain (Loss) on Investment
      Transactions .................................     1,695,681     (3,009,340)     1,609,255     (12,344,341)    (12,216,266)
     Change in Net Unrealized
      Appreciation/Depreciation on
      Investments ..................................   (37,288,459)    18,305,382    (53,445,861)     22,469,985        (320,641)
------------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
         Resulting from Operations .................   (34,930,992)    16,241,386    (50,396,492)     13,525,020     (12,797,848)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM
   NET INVESTMENT INCOME:
     Institutional Shares ..........................       (21,832)            --     (1,415,781)     (3,269,243)            N/A
     Select Shares .................................      (586,378)      (861,047)           N/A             N/A              --
     Class A .......................................           (12)            --            N/A             N/A              --
     Class B .......................................           (12)            --            N/A             N/A              --
     Class C .......................................           (12)            --            N/A             N/A              --
------------------------------------------------------------------------------------------------------------------------------------
        Decrease in Net Assets from Distributions ..      (608,246)      (861,047)    (1,415,781)     (3,269,243)             --
------------------------------------------------------------------------------------------------------------------------------------
   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
     Proceeds from Shares Sold .....................    68,409,350    101,352,670     68,755,402     222,245,129     245,163,067
     Reinvestments of Distributions ................       117,566        688,296      1,100,876       2,630,629              --
     Cost of Shares Redeemed .......................   (32,993,643)   (31,352,736)  (107,300,893)    (98,563,565)    (17,830,699)
     Service Charge ................................            --         78,123             --         176,024              --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Transactions in
     Shares of Beneficial Interest .................    35,533,273     70,766,353    (37,444,615)    126,488,217     227,332,368
------------------------------------------------------------------------------------------------------------------------------------
        Total Increase (Decrease) in Net Assets ....        (5,965)    86,146,692    (89,256,888)    136,743,994     214,534,520
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS
     Beginning of Year .............................   249,222,361    163,075,669    477,555,571     340,811,577              --
------------------------------------------------------------------------------------------------------------------------------------
     End of Period .................................  $249,216,396   $249,222,361   $388,298,683    $477,555,571    $214,534,520
------------------------------------------------------------------------------------------------------------------------------------
   Accumulated Undistributed Net Investment
    Income (Loss) ..................................      $151,139        $97,599       $301,424        $277,091       $(260,941)
------------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations


    The Accompanying Notes are an Integral Part of the Financial Statements.

         JPMorgan FUNDS
         NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
         APRIL 30, 2001


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- J.P. Morgan Tax Aware U.S. Equity Fund, J.P. Morgan Institutional Tax Aware Disciplined Equity Fund, and J.P. Morgan Tax Aware Small Company Opportunities Fund (collectively, the "Funds") are series of J.P. Morgan Series Trust, a Massachusetts business trust (collectively the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended. The Funds are diversified, open-end management investment companies. The Funds' investment objective is to provide high after tax total return from a portfolio of selected equity securities.

The Trustees of the Trust have divided the beneficial interests in the Funds into classes of shares outlined as follows:

Fund                        Class                    Commencement of Operations
--------------------------------------------------------------------------------
J.P. Morgan Tax Aware U.S. Equity Fund ("TAEF")
     Institutional Shares ...........................   September 15, 2000
     Select Shares ..................................   December 18, 1996
     A ..............................................   April 16, 2001
     B ..............................................   April 16, 2001
     C ..............................................   April 16, 2001

J.P. Morgan Institutional Tax Aware Disciplined Equity Fund ("ITADEF")
     Institutional Shares ...........................   January 30, 1997

J.P. Morgan Tax Aware Small Company Opportunities ("TASCO")
     Select Shares ..................................   December 12, 2000
     A ..............................................   April 16, 2001
     B ..............................................   April 16, 2001
     C ..............................................   April 16, 2001

Class A shares generally provide for a front-end sales charge while Class B and C shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select or Institutional Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Funds.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Funds:

      A. SECURITY VALUATIONS-- Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities

         JPMorgan FUNDS
         NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


      are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      B. SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

      C. INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Net investment income, excluding shareholder servicing fees, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of each day.

      D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

      E. ORGANIZATION EXPENSES -- The following incurred organization expenses have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of each Fund.

      Fund                                Organization Expenses
      -------------------------------------------------------------------------
       TAEF ................................... $47,567
       ITADEF .................................  47,567

      F. INCOME TAX STATUS -- It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as regulated investment companies under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

      G. DISTRIBUTIONS TO SHAREHOLDERS-- Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are paid annually.

                                                       JPMorgan FUNDS
                NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


2. TRANSACTIONS WITH AFFILIATES

      A. ADVISORY-- The Trust, on behalf of the Funds, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of JPMorgan Chase & Co. Under the terms of the agreement, the Funds pay JPMIM at the following annual rates of the Funds' average daily net assets.

      Fund                           % of Average Daily Net Assets
      --------------------------------------------------------------------------
       TAEF ...................................... 0.45%
       ITADEF .................................... 0.35
       TASCO ..................................... 0.85

      The Funds may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Funds in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Fund investment in an affiliated money market fund.

      B. ADMINISTRATIVE SERVICES -- The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Funds. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Fund Distributors, Inc. ("FDI"). The portion of this charge payable by the Funds is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services. As of April 10, 2001, J.P. Morgan Fund Distributors, Inc., a wholly owned subsidiary of the Bisys Group., became the Funds' Distributor.

      Morgan has agreed to reimburse the following Funds to the extent that total operating expenses (excluding interest, taxes, and

         JPMorgan FUNDS
         NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


      extraordinary expenses) of the Funds exceed the listed percentages of the Funds' average daily net assets:

      Fund                           % of Average Daily Net Assets
      --------------------------------------------------------------------------
       TAEF-Institutional ........................ 0.70%
       TAEF-A .................................... 1.10%
       TAEF-B .................................... 1.60%
       TAEF-C .................................... 1.60%
       TASCO-Select .............................. 1.40%
       TASCO-A ................................... 1.65%
       TASCO-B ................................... 2.15%
       TASCO-C ................................... 2.15%

      C. CO-ADMINISTRATION -- The Trust has retained FDI, a registered broker-dealer, to serve as the co-administrator and distributor for the Funds. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers affiliated with FDI. The Funds have agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portions of this charge payable by the Funds is determined by the proportionate share that their net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

      D. SHAREHOLDER SERVICING -- The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Funds to pay Morgan a fee for these services that is computed daily and paid monthly at the listed annual rates of the average daily net assets of the classes of the Funds.

      Fund                          % of Average Daily Net Assets
      --------------------------------------------------------------------------
       TAEF
         Institutional Shares .................... 0.10%
         Select Shares ........................... 0.25
         Class A ................................. 0.25
         Class B ................................. 0.25
         Class C ................................. 0.25

       ITADEF
         Institutional Shares .................... 0.10%

       TASCO
         Select Shares ........................... 0.25%
         Class A ................................. 0.25
         Class B ................................. 0.25
         Class C ................................. 0.25

                                                       JPMorgan FUNDS
                NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes TAEF and TASCO shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The TAEF and TASCO are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, TAEF and TASCO would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

      E. FUND SERVICES-- The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

      F. TRUSTEES -- Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Funds' allocated portions of the total Trustees' Fees and Expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portions of such compensation and benefits included in the Fund Services Fee shown on the Statements of Operations were:

      Fund                       Allocated Trustees' Fees & Expenses
      --------------------------------------------------------------------------
       TAEF ................................. $300
       ITADEF ...............................  500
       TASCO ................................  100

3.  INVESTMENT TRANSACTIONS

During the six-months ended April 30, 2001, purchases and sales of investment securities other than U.S. government securities and short-term investments were as follows:

   Fund                              Purchases            Sales
-------------------------------------------------------------------------------
   TAEF .........................  $ 61,065,389       $ 25,177,843
   ITADEF .......................    88,347,078        126,300,445
   TASCO ........................   259,929,192         51,276,365

         JPMorgan FUNDS
         NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


4. CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of the Funds were as follows:

                                                             09/15/00*
                                 Six Months Ended             Through
                               04/30/01 (unaudited)          10/31/00
                            ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
                            ----------   -----------  ----------   -----------
TAEF
  Institutional Shares
   Shares Sold ............    487,120   $ 6,618,870          15   $        225
   Shares Reinvested ......      1,475        19,362          --             --
   Shares Redeemed ........    (48,939)     (655,680)         --             --
                            ----------   -----------  ----------   ------------
     Net Increase .........    439,656   $ 5,982,552          15   $        225
                            ==========   ===========  ==========   ============


                                                              Year Ended
                                                               10/31/00
                                                      ------------------------
  Select Shares
   Shares Sold ............  3,341,771   $61,759,880   4,968,574   $101,352,445
   Shares Reinvested ......      5,523        98,204      34,593        688,296
   Shares Redeemed ........ (1,811,770)  (32,337,963) (1,558,881)   (31,352,736)
                            ----------   -----------  ----------   ------------
     Net Increase .........  1,535,524   $29,520,121   3,444,286   $ 70,688,005
                            ==========   ===========  ==========   ============


                                     04/16/01*
                                      Through
                               04/30/01 (unaudited)
                            ------------------------
  Class A
   Shares Sold ............        604   $    10,200
                            ==========   ===========


                                     04/16/01*
                                      Through
                               04/30/01 (unaudited)
                            ------------------------

  Class B
   Shares Sold ............        604   $    10,200
                            ==========   ===========

  Class C
   Shares Sold ............        604   $    10,200
                            ==========   ===========

* Commencement of operations

                                                       JPMorgan FUNDS
                NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

                                     Six Months Ended              Year Ended
                                   04/30/01 (unaudited)             10/31/00
                                --------------------------  -------------------------
                                   Shares        Amount       Shares        Amount
                                -----------  -------------  -----------  ------------
ITADEF
  Institutional Shares
   Shares Sold ................   4,108,803  $  68,755,402   11,739,854  $222,245,129
   Shares Reinvested ..........      64,093      1,100,876      141,108     2,630,629
   Shares Redeemed ............  (6,371,469)  (107,300,893)  (5,312,786)  (98,563,565)
                                -----------  ------------   -----------  ------------
     Net Increase (Decrease)...  (2,198,573) $ (37,444,615)   6,568,176  $126,312,193
                                ===========  =============  ===========  ============


                                                  12/12/00* Through
                                                04/30/01 (unaudited)
                                             --------------------------
                                               Shares         Amount
                                             -----------   ------------
TASCO
  Select Shares
   Shares Sold .............................  16,680,565   $245,132,467
   Shares Reinvested .......................          --             --
   Shares Redeemed .........................  (1,335,261)   (17,830,699)
                                             -----------   ------------
     Net Increase ..........................  15,345,304   $227,301,768
                                             ===========   ============


                                                 04/16/01* Through
                                                04/30/01 (unaudited)
                                             --------------------------
  Class A
   Shares Sold .............................         838   $     10,200
                                             ===========   ============
  Class B
   Shares Sold .............................         838   $     10,200
                                             ===========   ============
  Class C
   Shares Sold .............................         838   $     10,200
                                             ===========   ============

* Commencement of operations

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

5.  BANK LOANS

The Funds may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Funds, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates. A commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount. The Funds had no borrowings outstanding at April 30, 2001, nor at anytime during the six month period then ended.

         JPMorgan FUNDS
         NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


6. CORPORATE EVENT

The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Funds' Advisor, JPMIM, with and into The Chase Manhattan Corporation was consummated on December 31, 2000. JPMorgan Chase & Co. ("JPMC") is the new parent company of JPMIM, which will continue to serve as the Funds' Advisor.

7.  SUBSEQUENT EVENT

As a result of the merger described above, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. In connection with the reorganization, it is anticipated that the Trust will terminate its agreement with PGI.

The Trustees have also approved an increase in the Funds' administration fee. Effective, August 11, 2001, the administration fee payable to Morgan will be increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion. Morgan, however, has contractually agreed to waive fees payable to it and to reimburse expenses so that the Funds' actual total operating expenses will remain the same for a period of three years.

Effective May 1, 2001, BISYS Fund Services, L.P. ("BISYS"), an indirect wholly owned subsidiary of The BISYS Group, Inc., has been named as the Funds Sub-Administrator. For its services as Sub-Administrator, BISYS will receive a portion of the fees payable to Morgan as Administrator. FDI will no longer serve as the Funds' co-administrator. On April 11, 2001, The BISYS Group, Inc., completed its acquisition of Boston Institutional Group, the parent company of FDI.

                                                       JPMorgan FUNDS
                                                 FINANCIAL HIGHLIGHTS


Selected data for a share outstanding throughout each period is as follows:

                                                                        J.P. Morgan Tax Aware U.S. Equity Fund
                                               ---------------------------------------------------------------------------------
                                                      Institutional Shares                        Select Share
                                               --------------------------------  -----------------------------------------------
                                                   For the      For the Period       For the
                                                  Six Month      September 15,      Six Month          For the Years Ended
                                                Period Ended         2000*        Period Ended              October 31
                                               April 30, 2001       through      April 30, 2001  -----------------------------
                                                (unaudited)    October 31, 2000   (unaudited)      2000        1999      1998
                                               --------------  ----------------  --------------  --------   --------   -------
Net Asset Value Per Share,
  Beginning of Period .........................    $ 14.73           $15.00        $  20.51      $  18.73   $  15.19   $ 12.57
                                                   -------           ------        --------      --------   --------   -------
Income from Investment Operations
Net Investment Income (Loss) ..................       0.04(a)          0.01(a)         0.06(a)       0.09       0.10      0.08
Net Realized and Unrealized Gain
  (Loss) on Investments .......................      (1.94)           (0.28)          (2.72)         1.77       3.55      2.65
                                                   -------           ------        --------      --------   --------   -------
Total From Investment Operations ..............      (1.90)           (0.27)          (2.66)         1.86       3.65      2.73
                                                   -------           ------        --------      --------   --------   -------
Less Distributions to Shareholders
  from Net Investment Income ..................      (0.07)              --           (0.05)        (0.08)     (0.11)    (0.11)
                                                   -------           ------        --------      --------   --------   -------
Net Asset Value Per Share, End of Period ......    $ 12.76           $14.73        $  17.80      $  20.51   $  18.73   $ 15.19
                                                   =======           ======        ========      ========   ========   =======
Ratios and Supplemental Data
Total Return ..................................     (12.93)%          (1.80)%        (13.00)%        9.96%     24.05%    21.81%
Net Assets, End of Period (in thousands) ......    $ 5,639               --(d)     $243,545      $249,222   $163,075   $76,924
Ratio to Average Net Assets(c)
  Expenses ....................................       0.70%            0.70%           0.85%         0.85%      0.85%     0.85%
  Net Investment Income .......................       0.63%            0.51%           0.54%         0.46%      0.58%     0.63%
  Expenses without Reimbursement ..............       0.70%            0.85%           0.85%         0.85%      0.90%     1.09%
Portfolio Turnover Rate .......................         10%              15%             10%           15%        29%       44%


                                                        J.P. Morgan Tax Aware U.S. Equity Fund
                                               ---------------------------------------------------------
                                                  Select Share      Class A       Class B       Class C
                                               ------------------  ---------     ---------     ---------
                                                                              For the Period
                                                 For the Period               April 16, 2001*
                                               December 18, 1996*                through
                                                    through                  April 30, 2001
                                                October 31 1997,               (unaudited)
                                               ------------------  -------------------------------------
Net Asset Value Per Share,
  Beginning of Period .........................     $ 10.00         $ 16.88       $ 16.88      $ 16.88
                                                    -------         -------       -------      -------
Income from Investment Operations
Net Investment Income (Loss) ..................        0.06            0.00(a)(b)   (0.01)(a)    (0.01)(a)
Net Realized and Unrealized Gain
  (Loss) on Investments .......................        2.52            0.93          0.94         0.94
                                                    -------         -------       -------      -------
Total From Investment Operations ..............        2.58            0.93          0.93         0.93
                                                    -------         -------       -------      -------
Less Distributions to Shareholders
  from Net Investment Income ..................       (0.01)          (0.02)        (0.02)       (0.02)
                                                    -------         -------       -------      -------
Net Asset Value Per Share, End of Period ......     $ 12.57         $ 17.79       $ 17.79      $ 17.79
                                                    =======         =======       =======      =======
Ratios and Supplemental Data
Total Return ..................................       25.83%           5.51%         5.51%        5.51%
Net Assets, End of Period (in thousands) ......     $25,649         $    11       $    11      $    11
Ratio to Average Net Assets(c)
  Expenses ....................................        0.85%           1.10%         1.60%        1.60%
  Net Investment Income .......................        0.70%           0.60%        (0.81)%      (0.81)%
  Expenses without Reimbursement ..............        2.16%         142.20%       141.33%      141.34%
Portfolio Turnover Rate .......................          23%             10%           10%          10%

  * Commencement of operations
(a) Based on average number of shares outstanding throughout the period.
(b) Less than $0.005.
(c) Short periods have been annualized.
(d) Net Assets were $221 at October 31, 2000.


    The Accompanying Notes are an Integral Part of the Financial Statements.

         JPMorgan FUNDS
         FINANCIAL HIGHLIGHTS (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                  J.P. Morgan Institutional Tax Aware Disciplined Equity Fund
                                                                --------------------------------------------------------------
                                                                                      Institutional Shares
                                                                --------------------------------------------------------------
                                                                                                                    For the
                                                                                                                    Period
                                                                                                                  January 30,
                                                                                                                     1997*
                                                                 April 30,      For the Years Ended October 31      through
                                                                   2001        --------------------------------    October 31,
                                                                (unaudited)       2000        1999        1998        1997
                                                                -----------    --------    --------     -------   ------------
Net Asset Value Per Share, Beginning of Period ...............    $  18.87     $  18.19    $  14.71     $ 12.08     $ 10.00
                                                                  --------     --------    --------     -------     -------
Income from Investment Operations
Net Investment Income ........................................        0.06         0.15        0.15        0.11        0.06
Net Realized and Unrealized Gain (Loss) on Investments .......       (2.06)        0.68        3.48        2.68        2.02
                                                                  --------     --------    --------     -------     -------
Total From Investment Operations .............................       (2.00)        0.83        3.63        2.79        2.08
                                                                  --------     --------    --------     -------     -------
Less Distributions to Shareholders from Net Investment Income.       (0.06)       (0.15)      (0.15)      (0.16)         --
                                                                  --------     --------    --------     -------     -------
Net Asset Value Per Share, End of Period .....................    $  16.81     $  18.87    $  18.19     $ 14.71     $ 12.08
                                                                  ========     ========    ========     =======     =======
Ratios and Supplemental Data
Total Return .................................................      (10.61)%       4.54%      24.72%      23.26%      20.80%
Net Assets, End of Period (in thousands) .....................    $388,299     $477,556    $340,812     $90,079     $12,026
Ratios to Average Net Assets(a)
  Expenses ...................................................        0.55%        0.55%       0.55%       0.55%       0.55%
  Net Investment Income ......................................        0.71%        0.78%       0.94%       0.97%       1.19%
  Expenses without Reimbursement .............................        0.59%        0.59%       0.65%       1.02%       4.59%
Portfolio Turnover Rate ......................................          21%          51%         40%         57%         35%
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
(a) Short periods have been annualized.



    The Accompanying Notes are an Integral Part of the Financial Statements.

                                                       JPMorgan FUNDS
                                     FINANCIAL HIGHLIGHTS (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                                     J.P. Morgan Tax Aware Small Company
                                                                                             Opportunities Fund
                                                                          ---------------------------------------------------------
                                                                           Select Shares    Class A       Class B         Class C
                                                                          --------------- -----------  -------------  -------------
                                                                              For the
                                                                              Period
                                                                            December 12,
                                                                               2000*
                                                                              through
                                                                             April 30,
                                                                                2001             For the Period April 16, 2001*
                                                                            (unaudited)        through April 30, 2001 (unaudited)
                                                                            ------------    ---------------------------------------
Net Asset Value Per Share, Beginning of Period  ..........................   $  15.00       $ 12.17       $ 12.17       $ 12.17
                                                                             --------       -------       -------       -------
Income from Investment Operations
Net Investment Loss ......................................................      (0.02)(a)     (0.01)(a)     (0.01)(a)     (0.01)(a)
Net Realized and Unrealized Loss on Investments ..........................      (1.00)         1.82          1.82          1.82
                                                                             --------       -------       -------       -------
Total From Investment Operations .........................................      (1.02)         1.81          1.81          1.81
                                                                             --------       -------       -------       -------
Net Asset Value Per Share, End of Period .................................   $  13.98       $ 13.98       $ 13.98       $ 13.98
                                                                             ========       =======       =======       =======
Ratios and Supplemental Data
Total Return .............................................................      (6.80)%       14.87%        14.87%        14.87%
Net Assets, End of Period (in thousands) .................................   $214,499       $    12       $    12       $    12
Ratios to Average Net Assets(b)
  Expenses ...............................................................       1.34%         1.65%         2.15%         2.15%
  Net Investment Income ..................................................      (0.44)%       (1.25)%       (1.74)%       (1.74)%
  Expenses without Reimbursement .........................................       1.34%       135.56%       133.93%       133.93%
Portfolio Turnover Rate ..................................................         32%           32%           32%           32%
-----------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations
(a) Based on average number of shares outstanding throughout the period.
(b) Short periods have been annualized.


    The Accompanying Notes are an Integral Part of the Financial Statements.

         JPMorgan EQUITY FUNDS
         SEMI-ANNUAL REPORT



INVESTMENT ADVISOR
J.P. Morgan Investment
Management, Inc.


ADMINISTRATOR AND SHAREHOLDER AND
FUND SERVICING AGENT
Morgan Guaranty Trust Company of
New York


CUSTODIAN
The Bank of New York


DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.


TRANSFER AGENT
DST Systems, Inc.


LEGAL COUNSEL
Sullivan & Cromwell


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.


This reports is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.


The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.


To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


         -C-J.P. Morgan Chase & Co., 2001 All Rights Reserved. June 2001


                                                                    SAHMEQ-3-601